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Supplement No. 1 Dated April 9, 1999
(To Prospectus Dated February 1, 1999)

                            Kobrick Investment Trust

                              Kobrick Growth Fund
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund

EMERGING GROWTH FUND - Portfolio Manager

     Under the above caption at page 6 of the Prospectus, the paragraph is revised in its entirety as follows:

     Frederick R. Kobrick, CFA, is the portfolio manager of the Emerging Growth Fund. See "Fund Details - Management of the Funds" for a summary of Fred Kobrick's experience.

MANAGEMENT OF THE FUNDS

     Under the above caption at page 16 of the Prospectus, the following provisions are revised in their entirety:

     The third sentence of the second paragraph:

     Frederick R. Kobrick owns all of the issued and outstanding "common" class, voting securities of the Investment Manager.

     All of the third and fourth paragraphs:

     Frederick R. Kobrick, CFA, is the portfolio manager of the Capital Fund, the Growth Fund and the Emerging Growth Fund. He has been portfolio manager of the Capital Fund and the Growth Fund from their inception and was previously portfolio manager of the Emerging Growth Fund from its inception until February 1, 1999. He has been in the investment business for more than 27 years. For the 12 year period immediately prior to becoming President of Kobrick Funds LLC in 1997, he was an equity portfolio manager at State Street Research & Management Company, where he served as Senior Vice President since 1989 and as a member of the firm's Equity Investment Committee since 1985.

     Mr. Kobrick , in addition to serving as the senior officer of the Investment Manager, is also the principal in private investment partnerships, and may act in that capacity with respect to other similar investment partnerships.